Exhibit 10.1

EXECUTION COPY

NOTE SALE AGREEMENT

THIS NOTE SALE AGREEMENT (this “Agreement”) is entered into effective as of this 3rd  day of July, 2007, by and between SPCP GROUP, L.L.C., a Delaware limited liability company (“Buyer”) and WIRELESS FACILITIES, INC., a Delaware corporation (“Seller”).

WITNESSETH:

WHEREAS, Seller is the holder of a subordinated promissory note (the “Note”), dated June 1, 2007 issued by LCC INTERNATIONAL, INC., a Delaware Corporation (“LCC”) with a principal amount of $21,583,651, which was issued to Seller as partial consideration for Seller’s transfer of certain assets to LCC pursuant to a certain Asset Purchase Agreement, dated as of May 29, 2007, by and between LCC and Seller (the “Asset Purchase Agreement”); and

WHEREAS, Seller is willing, subject to the terms of this Agreement, to sell to Buyer all of its right, title and interest in, to and under the Note and the Holder Registration Rights Agreement, and Buyer is willing, subject to the terms of this Agreement, to acquire all of Seller’s right, title and interest in, to and under the Note.

NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1   DEFINITIONS

For purposes of this Agreement, the terms defined above have the meanings given above and the following terms shall have the meanings indicated below:

“Agreement” means this Note Sale Agreement, including all Schedules and Exhibits hereto.

“Assignment Agreement” means the Assignment Agreement, dated the date hereof, by and among Buyer, Seller, LCC and others.

“Governmental Authority” means any federal, state, municipal, national, or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Holder Registration Rights Agreement” means the agreement attached as Exhibit A to the Note.

“Note” means that term as defined in the recitals, together with Exhibit A and Schedule 1 to such subordinated promissory note.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Principal Balance” means the unpaid principal balance in United States Dollars for the Note.

“Purchase Price” means an amount equal to $20,612,387.

“Senior Lenders” means that term as defined in the Assignment Agreement.

“Transaction Documents” means the documents listed on Schedule 1 hereto.

“Wire Transfer Instructions” means the instructions for wire transferring the Purchase Price as set forth in Exhibit A attached hereto.

SECTION 2   PURCHASE AND SALE OF THE NOTE

2.1           Agreement to Sell and Purchase Note. Seller agrees to sell, and Buyer agrees to purchase, the Note, subject to the terms, provisions, conditions, limitations, waivers and disclaimers set forth in this Agreement and the Assignment Agreement.

2.2           Purchase Price/Payment.  On the date hereof, Buyer shall pay to Seller an amount equal to the Purchase Price pursuant to the Wire Transfer Instructions.

2.3           Assignment.  On the date hereof, pursuant to this Agreement and the Assignment Agreement, Seller is selling, assigning and transferring to Buyer, and Buyer is accepting, purchasing and acquiring, all of Seller’s right, title and interest in and to the Note and the Holder Registration Rights Agreement, and all of Seller’s rights, claims and causes of action related thereto, free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions, or limitations of any kind whether arising by agreement, operation of law or otherwise, other than any restriction on the sale, assignment, disposition or transfer of the Note that arises out of or is based on the Transaction Documents. Seller will promptly pay to Buyer any payments it receives in respect of the Note, other than the Purchase Price payable by Buyer under the Note Sale Agreement.

SECTION 3   TRANSFER OF DOCUMENTS

3.1           Delivery of Documents.  On the date hereof, Seller shall deliver to Buyer, at such place and at such time as Buyer may designate (a) the original Note and (b) the Transaction Documents.

3.2           Transaction Documents.  Seller hereby represents and warrants to Buyer that (i) true, complete and correct copies of the Transaction Documents have been previously provided to Buyer by Seller, including the potential adjustments to the principal amount of the Note set forth in the Note and the Asset Purchase Agreement, and (ii) there are no other material agreements, arrangements, documents or instruments to which Seller is a party in effect (whether written or oral) that relate to or otherwise modify the provisions of the Transaction Documents or affect the Note in any material respect (except for limitations under the rules of the NASDAQ Stock Market on the amount of stock that is issuable in payment of interests under the Note) and (iii) upon the execution of this Agreement and the Assignment Agreement, Buyer will have all rights of Seller under the Note.

SECTION 4   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

Buyer hereby represents, warrants and covenants, as applicable, to Seller that:

4.1           Authorization; Enforcement; Validity.  Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite company power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by it and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences its valid, binding and enforceable obligation except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by it to make this Agreement valid and binding upon it in accordance with its terms.

4.2           Status of Buyer.  Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).

4.3           Investment Purpose.  Buyer is acquiring the Note for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any portion of the Note for any minimum or other specific term and reserves the right to dispose of any portion of the Note at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

4.4           Transfer or Resale.  Buyer understands that the Note, and the shares of common stock issuable thereunder in accordance with its terms, has not been and is not being registered under the 1933 Act or any state securities laws.

4.5           No Brokers.  Buyer has had no dealings, negotiations or consultations with any broker, salesman, finder, or other intermediary to whom compensation is due by Seller in connection with the transaction contemplated by this Agreement.

4.6           Purchase Price Adjustment.  If, pursuant to the terms of the Note, the principal amount of the Note is increased to exceed $21,583,651, Buyer will, within 5 business days of receiving written notice from Seller of such increase, pay to Seller an amount equal to 95.5% of such excess.

SECTION 5   REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer that:

5.1           Authorization.  Seller has the corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and all requisite company action has been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms.

5.2           Title.  Seller has good and marketable title to the Note.  The Note and the other Transaction Documents have not been assigned or pledged by Seller and are subject to no participation interests, and Seller has full right and authority, subject to no interest of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.  Other than the rights of KeyBank National

Association which have been duly waived with respect to the transactions contemplated under this Agreement, and will not affect Buyer obtaining title to the Note, free and clear of liens, mortgages, security interests, encumbrances or charges of any kind (“Liens”) and no Liens exist upon or with respect to the Note, the Assigned Interests or any interest therein, and upon delivery and payment for the Note, Buyer will acquire good and marketable title to the Note and the Assigned Interests, free and clear of any lien, mortgage, security interest or other encumbrance.  Other than the rights of the Senior Lenders which have been duly waived with respect to the transactions contemplated under this Agreement, Seller has not used the Note, or any interest therein, as security, collateral or otherwise encumbered the Note and has not previously transferred the Note or any interest therein to any person or entity.

5.3           Approvals.  Except for the consent of each of LCC, KeyBank National Association and the Senior Lenders, each of which has been obtained, no approval, consent or authorization of the transactions contemplated by this Agreement from any Person is required.  No filing is required to be made by Seller in connection with the transactions contemplated by this Agreement.

5.4           Status of the Note.  As of the date hereof (a) the Principal Balance of the Note is $21,583,651 and (b) the accrued and unpaid interest on such unpaid principal is $180,007.65 and (iii) no adjustment has occurred to the Principal Balance of the Note prior to the date hereof.  To Seller’s knowledge, no Event of Default (as that term is defined in the Note) has occurred and is continuing under the Note.  As of the date hereof, Seller has received all payments of the principal and interest on the Note when due and has not received any prepayment.

5.5           No Release.  The Note has not been satisfied, canceled, redeemed, subordinated or rescinded, in whole or in part, and, no lien under any of the Transaction Documents has been released, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, redemption, subordination or rescission.

5.6           Securities Laws.  Neither Seller nor anyone acting on its behalf has taken any action in connection with the Note that would constitute a violation of Section 5 of the 1933 Act or any state securities law, or require registration or qualification of the Note pursuant to the Act or any state securities law; nor will Seller act, nor has it directed or will it direct any person to act, in such manner with respect to the Note.

5.7           Transfer.  Seller will take all steps reasonably requested by Buyer to effect transfer and re-registration of the Note in Buyer’s name.

5.8           Reliance.  Seller is fully aware that, in agreeing to purchase the Note from Seller, Buyer is relying on the truth and accuracy of the foregoing representations, warranties and agreements.

5.9           No Brokers.  Seller has had no dealings, negotiations or consultations with any broker, salesman, finder, or other intermediary to whom compensation is due in connection with the transaction contemplated by this Agreement, except for KeyBank National Association, whose fee shall be the sole responsibility of the Seller.

SECTION 6   NOTICES

Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail, postage prepaid, return receipt requested, (b) when delivered, if delivered personally, (c) when received but no later than the second business day following mailing, if sent by a nationally-recognized overnight mail or overnight courier service, postage prepaid, or (d) when received, if sent by facsimile, in each case to the parties at the following addressees (or at such other addresses as shall be specified by like notice):

If to Buyer:	c/o SILVER POINT FINANCE, LLC
Two Greenwich, Plaza, First Floor Greenwich, CT 06830
Attention: Tim Skoufis
Telecopier: 203-286-2139

If to Seller:	Wireless Facilities, Inc.
Attention: James Edwards, Esq.
Bridge Pointe Corporate Center
4810 Eastgate Mall
San Diego, CA 92121
Phone: (858) 228-2000
Fax: (858) 523-5941

With a copy
(not constituting notice) to:	Morrison & Foerster LLP
Attention: Scott M. Stanton, Esq.
12531 High Bluff Drive, Suite 100
San Diego, CA 92130
Phone: (858) 720-5100
Fax: (858) 720-5125

SECTION 7   MISCELLANEOUS PROVISIONS

7.1           Non-Merger/Survival.  Each and every covenant, agreement and release herein made by Buyer or Seller shall survive the delivery of this Agreement and all other documents executed in connection herewith and shall not merge into such documents, but instead shall be independently enforceable.

7.2           No Third-Party Beneficiaries.  Each of the provisions of this Agreement is for the sole and exclusive benefit of the parties hereto, and none of the provisions of this Agreement shall be deemed to be for the benefit of any other Person.

7.3           APPLICABLE LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

7.4        CONSENT TO EXCLUSIVE JURISDICTION.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL

PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE OTHER PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

7.5           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES AND AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE TRANSACTIONS RELATED HERETO OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS SALE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

7.6           Counterparts.  This Agreement maybe executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.7           Effectiveness.  This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

7.8           Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7.9           Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7.10         Integration, etc.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided.  The word “or” is not exclusive.  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter

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Executed effective as of the date first set forth above.

WIRELESS FACILITIES, INC.

By:	/s/ James R. Edwards
Name:	James R. Edwards
Title:	Sr. VP & General Counsel

SPCP GROUP, L.L.C.

By:
Name:
Title:

Executed effective as of the date first set forth above.

WIRELESS FACILITIES, INC.

By:
Name:
Title:

SPCP GROUP, L.L.C.

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

SCHEDULE 1

TRANSACTION DOCUMENTS

1.               Subordinated Promissory Note, dated June 1, 2007 issued by LCC with a principal amount of $21,583,651.

2.               Asset Purchase Agreement, dated as of May 29, 2007, by and between LCC and Seller.

3.               Subordination Agreement, dated as of June 1, 2007 between Seller, LCC and BANK OF AMERICA, N.A. in its capacity as agent.

4.               Holder Registration Rights Agreement, attached as Exhibit A to the Note.

EXHIBIT A

WIRE TRANSFER INSTRUCTIONS

WIRELESS FACILITIES, INC. INCOMING WIRE INSTRUCTIONS:

Wells Fargo Bank, N.A.

420 Montgomery Street

San Francisco, CA  94104

ABA (wire routing transit number) #121000248

Beneficiary Account Name: Wireless Facilities, Inc.

Beneficiary Account Number: 4121324313